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                                  EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
FWB Bancorporation

        We hereby consent to the incorporation by reference in the Annual Report on Form 10-K of FWB Bancorporation for the year ended December 31, 1995 of our report dated January 20, 1996, relating to the consolidated financial statements of FWB Bancorporation and Subsidiary.

                                                /s/ Stegman and Company

                                                Stegman and Company

Towson, Maryland
March 25, 1996